SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement	[_] Confidential, For Use of the Commission only
(as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

BUSINESS DEVELOPMENT SOLUTIONS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required
[_]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing party:

(4) Date filed:

BUSINESS DEVELOPMENT SOLUTIONS, INC.
c/o Suzhou EZTripMart Business Services Co., Ltd.
15/F, 200 Taicang Rd.
Shanghai, China, 200020
+86-21-6328-4904

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about August 27, 2010 to the holders of record of the outstanding common stock, $0.00001 par value per share (the "Common Stock") of Business Development Solutions, Inc., a Delaware corporation (the "Company"), as of the close of business on August 13, 2010 (the "Record Date"), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Information Statement relates to a written consent in lieu of a meeting, dated August 13, 2010, (the "Written Consent") of a stockholder of the Company owning at least a majority of the outstanding shares of Common Stock of the Company as of the Record Date (the "Majority Stockholder"). Except as otherwise indicated by the context, references in this Information Statement to "Company," "we," "us," or "our" are references to Business Development Solutions, Inc.

The Written Consent approved (i) the Company's 2009 Equity Incentive Plan (the "Plan") and (ii) a change in the state of incorporation of the Company from Delaware to Nevada by merging the Company with and into a newly formed Nevada subsidiary (the "Reincorporation"), pursuant to an agreement and plan of merger (the "Plan of Merger"), in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Delaware General Corporation Law, or DGCL, and the Company's Bylaws to approve the Plan and the Reincorporation. Accordingly, the Plan and the Reincorporation are not presently being submitted to the Company's other stockholders for a vote. The Plan is effective as of August 14, 2009, the date it was approved by our Board of Directors, and the Reincorporation will become effective upon the filing of Articles of Merger with the Nevada Secretary of State and Certificate of Ownership and Merger with the Delaware Secretary of State on or about September 17, 2010.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Shu Keung Chui,
Shu Keung Chui,
Chief Executive Officer

BUSINESS DEVELOPMENT SOLUTIONS, INC.
c/o Suzhou EZTripMart Business Services Co., Ltd.
20/F, 200 Taicang Rd.
Shanghai, China, 200020
+86-21-6328-4904

GENERAL INFORMATION

This Information Statement is being first mailed on or about August 27, 2010, to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholder.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company's executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY'S 2009 EQUITY INCENTIVE PLAN AND CHANGE OF THE STATE OF INCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Under the DGCL and the Company's Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Plan and the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each stockholder is entitled to one vote per share of Common Stock on any matter which may properly come before the stockholders.

On the Record Date, the Company had 16,110,147 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On August 14, 2009, our board of directors (the "Board of Directors") unanimously adopted resolutions approving the Plan and recommended that our stockholders ratify the Plan as set forth in Appendix A within one year. On August 13, 2010, the Board of Directors unanimously adopted resolutions approving the Reincorporation and recommended that our stockholders approve the Plan of Merger as set forth in Appendix B. In connection with the adoption of these resolutions, the Board of Directors elected to seek the written consent of the holders of a majority of our outstanding stock in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors believes that the Plan will help us to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentive to our employees, directors and consultants, and promote the success of our business. Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with no state income tax, no franchise fee and a respectable body of corporate law.

CONSENTING STOCKHOLDERS

On August 13, 2010, our Chairman and Chief Executive Officer, Shu Keung Chui, being the record holder of 12,730,934 shares of our Common Stock, constituting 79.02% of our issued and outstanding shares of Common Stock approved in writing the Plan and the Reincorporation.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Plan and the Reincorporation. The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

The Plan is effective as of August 14, 2009, the date it was approved by our Board of Directors. The Company will, when permissible following the expiration of the 10-day period mandated by the DGCL and the 20-day period mandated by Rule 14C, execute the Plan of Merger and file Articles of Merger with the Secretary of State of Nevada and Certificate of Ownership and Merger with the Secretary of State of Delaware to effect the Reincorporation. The last date on which the Articles of Merger and the Certificate of Ownership and Merger are filed is the effective date of the Reincorporation (the "Effective Date") which is expected to be on or about September 17, 2010.

DESCRIPTION OF THE COMPANY'S CAPITAL STOCK

Our authorized capital currently consists of 500,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, $0.00001 par value per share (the "Preferred Stock"). Each share of Common Stock entitles its record holder to one (1) vote per share. Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares. The Board of Directors is authorized, subject to limits imposed by relevant Nevada laws, to issue shares of Preferred Stock in one or more classes or series within a class upon authority of the Board of Directors without further stockholder approval. Any Preferred Stock issued in the future may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Company, or both. In addition, any such shares of Preferred Stock may have class or series voting rights.

At the close of business on the Record Date, we had 16,110,147 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

CHANGE IN OUR STATE OF INCORPORATION
FROM DELAWARE TO NEVADA

On August 13, 2010, our Board of Directors adopted resolutions, subject to stockholder approval, to change the Company's state of incorporation from Delaware to Nevada. In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has been incorporated in Nevada specifically for that purpose under the name "Business Development Solutions, Inc." ("BDS"). Pursuant to the terms of the Plan of Merger, BDS will be the surviving corporation and the issued and outstanding shares of the Company's Common Stock will automatically be converted into shares of BDS common stock at the rate of one share of BDS common stock for each one share of the Company's Common Stock. The form of the Plan of Merger of is attached hereto as Appendix B. Upon completion of the merger, the Articles of Incorporation and Bylaws of BDS will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company, as more thoroughly discussed below.

Reasons for the Reincorporation

Nevada has adopted and implemented comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs and our Board of Directors believes that it will be beneficial to the Company and its stockholders to obtain the benefits of Nevada's corporation laws. Nevada courts have developed expertise in dealing with corporate legal issues and have produced a respectable body of case law construing Nevada corporation laws.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company's legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with BDS. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder's shares of Common Stock will be converted into an equivalent number of shares of common stock of BDS.

As previously noted, the Articles of Incorporation and Bylaws of BDS will be the governing instruments of the surviving corporation following the merger with the Company, resulting in several changes from the current Articles of Incorporation and Bylaws of the Company. Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Delaware to an office and agent in Nevada. Some changes, however, will be substantive in nature. There are also material differences between the DGCL and Nevada corporation laws. Certain substantive changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Delaware and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Articles of Incorporation and Bylaws of BDS, copies of which are included herewith as Appendix C and Appendix D, respectively. For ease of comparison, the Company's current Articles of Incorporation and Bylaws are included herewith as Appendix E and Appendix F, respectively.

Changes to Articles of Incorporation

(a)	Change in Capitalization.

The Company's total authorized capital on the Record Date consisted of 500,000,000 shares of Common Stock, par value $.00001 per share and 20,000,000 shares of Preferred Stock, par value $.00001 per share. The total authorized capital of BDS also consists of 500,000,000 shares of common stock, par value $.00001 per share and 20,000,000 shares of preferred stock, par value $.00001 per share. Accordingly, the board of directors of BDS will have additional shares of common stock available for issuance in the future. This will provide management with increased flexibility in taking prompt advantage of future potential acquisition and equity financing transactions without the expense and delay of calling meetings of the stockholders to authorize increases in authorized capital. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of Common Stock and may adversely affect the market price of the Common Stock.

The additional shares of common stock authorized under BDS' Articles of Incorporation will be substantially identical to the shares of Common Stock now authorized under the Company's Articles of Incorporation. Holders of Common Stock are not entitled under the Company's Articles of Incorporation, and are not entitled under BDS' Articles of Incorporation, to preemptive rights to subscribe for additional securities that may be issued by BDS in the future.

The issuance of additional authorized common stock may have the effect of deterring or thwarting persons seeking to take control of BDS through a tender offer, proxy fight or otherwise, inhibiting the removal of incumbent management, or impeding a corporate transaction such as a merger. For example, the issuance of common stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

(b)	Limited Liability of Directors.

The Articles of Incorporation of BDS limit the liability of the Company's directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. The Company's current Articles of Incorporation also contain provision limiting the liability of the Company's directors under Delaware law. Our Board of Directors has determined that it is in the best interest of the Company to continue to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of BDS' Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission (the "SEC"), such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(c)	No Restrictions on Control Share Acquisitions.

The Articles of Incorporation of BDS provide that BDS elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, which are designed to provide stockholder protection by placing restrictions and imposing requirements with respect to certain acquisitions of a controlling interest in a corporation. The Company's current Articles of Incorporation do not contain any similar provision. Our Board of Directors has determined that opting into this statute would place unnecessary burdens on the Company from completing third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.

(d)	No Restrictions on Business Combinations with Interested Stockholders.

The Articles of Incorporation of BDS provide that BDS elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, which are designed to provide stockholder protection by placing restrictions and imposing requirements with respect to certain business combinations with persons who are included within the definition of "interested stockholders." The Company's current Articles of Incorporation do not contain any similar provision. Our Board of Directors has determined that opting into this statute would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.

Changes to Bylaws

(a)	Removal of Directors.

In accordance with Delaware law, the Company's current Bylaws provide that a director or the entire Board of Directors may be removed, with or without cause, at a meeting called expressly for the purpose of removing a director or directors if the number of votes cast for removal exceeds the number of votes cast against removal. BDS' Bylaws provide that any director may be removed, with or without cause, by the vote or written consent of stockholders representing not less than two-thirds of issued and outstanding capital stock entitled to vote.

(b)	Vacancies Occurring in Board of Directors.

Under the Company's current Bylaws, a vacancy occurring in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares entitled to vote. The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Under BDS' Bylaws, a vacancy in the Board of Directors may only be filled by an affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors.

Change from Delaware Law to Nevada Law

As a result of the Reincorporation, the Company will be governed by Nevada corporation laws. The following chart summarizes some of the material differences between the DGCL and Nevada corporation laws. This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause. However, the Company's current Bylaws provide that, except for such additional directors, if any, elected by a series of preferred stock then outstanding, any Director or the entire Board of Directors may be removed, but only for cause, and only by the affirmative vote of the holders of at least a majority in interest of the voting power of all of the then outstanding shares of the capital stock of the Corporation then entitled to vote at an election of Directors, voting together as a single class.

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. BDS' Bylaws align with Nevada law and provide that any director may be removed either for or without cause by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation's creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director's dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the NRS imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation's creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director's dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Company's Certificate of Incorporation currently limits the liability of its directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. BDS' Articles of Incorporation provides that no director or officer will be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty except (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation's certificate of incorporation, indemnification is required to the extent of a director's or officer's successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

However, the Company has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney's fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

BDS' Certificate of Incorporation currently indemnifies its officers and directors to the fullest extent permitted by Nevada law.

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation's shares and correspondingly effect a forward or reverse split of any such class or series of the corporation's shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation's potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder's acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer) , or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly o include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation's directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute. In its Articles of Incorporation, BDS opts out of these provisions and so they are not applicable to the Company.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

The Company's current Certificate of Incorporation contains a provision expressly electing not to be governed by that statute.

Control Share Acquisitions

Delaware's control share acquisition statute generally provides that shares acquired in a "control share acquisition" will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation's voting shares, excluding interested shares. Interested shares are those held by a corporation's officers and inside directors and by the acquiring party. A "control share acquisition" is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding "control shares" of a publicly held Delaware corporation. "Control shares" are shares that, except for Delaware's control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power. The Company's current Certificate of Incorporation opts out of these provisions and so they are not applicable to the Company.

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an "issuing corporation") resulting in ownership of one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation's articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities. In its Articles of Incorporation, BDS opts out of these provisions and so they are not applicable to the Company.

Filing Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $165,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Company's Delaware annual franchise tax obligation for fiscal year 2008 was $32,000.

Nevada charges corporations incorporated in Nevada nominal annual corporate license renewal fees, and does not impose any franchise fees on corporations.

Anti-Takeover Effects of Certain Provisions of Nevada Law and BDS' Articles of Incorporation and Bylaws

The SEC's Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada's corporation law and BDS' Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Change in Capitalization. BDS' Articles of Incorporation provide for authorized capital of 500,000,000 shares of common stock, par value $.00001 per share, and 20,000,000 shares of Preferred Stock, par value $.00001 per share, which shares constitute what is commonly referred to as "blank check" Preferred Stock, and which do not have any rights, privileges or preferences set forth in the BDS Articles of Incorporation. The issuance of additional common stock and preferred stock may make it more difficult for, or prevent or deter a third party from acquiring control of BDS or changing its board of directors and management, as well as, inhibit fluctuations in the market price of BDS' shares that could result from actual or rumored takeover attempts. Specifically, the ability to issue such "blank check" preferred stock could give the board of directors the ability to hinder or discourage any attempt to gain control of BDS by a merger, tender offer at a control premium price, proxy contest or otherwise.

Limitation of Director Liability. BDS' Articles of Incorporation limit the liability of BDS' directors and officers to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, BDS' directors and officers will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director or officer, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements. BDS' Bylaws provide that its directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each of the BDS directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes, similar to the indemnification agreements currently entered into with the Company's officers and directors providing rights to indemnification and expense advancement to the fullest extent permitted under Delaware law.

Removal of Directors and Filling of Vacancies. The increase in the number of votes required to remove a director from the board of directors and giving remaining directors the sole right to fill a vacancy on the board of directors may make it more difficult for, or prevent or deter a third party from acquiring control of BDS or changing BDS' board of directors and management, as well as, inhibit fluctuations in the market price of BDS' shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf. The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Termination, Abandonment or Amendment of the Plan of Merger

We anticipate that the Reincorporation will become effective upon the filing of Articles of Merger with the Nevada Secretary of State and Certificate of Ownership and Merger with the Delaware Secretary of State, on or about September 17, 2010. However, at any time before the effective date, the Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Company or BDS, or by both, notwithstanding the approval of the stockholders. The Boards of Directors of the Company and BDS may amend the Plan of Merger at any time prior to filing it (or a certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption of the Plan of Merger by the stockholders of either corporation cannot: (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation; (ii) alter or change any provision of the certificate of incorporation of BDS to be effected by the Merger; or (iii) alter or change any of the terms or conditions of the Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the constituent companies.

Accounting Treatment

The Reincorporation will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, BDS, would be treated as the successor to the Company's historical operations. Accordingly, the Company's historical financial statements would be treated as the financial statements of the surviving corporation.

Anticipated Federal Tax Consequences

The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada. The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)

the Reincorporation of the Company in the State of Nevada to be accomplished by a merger between the Company and BDS, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)	no gain or loss for federal income tax purposes will be recognized by stockholders of the Company on receipt by them of the common stock of BDS in exchange for shares of the Company's Common Stock;

(c)

the basis of the BDS common stock received by stockholders of the Company in exchange for their shares of the Company's Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for the Company's Common Stock; and

(d)

the holding period for the BDS common stock for capital gains treatment received in exchange for the Company's Common Stock will include the period during which the Company's Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, BDS, and our stockholders, as well as other adverse tax consequences. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of the Company's Common Stock shall represent ownership of BDS common stock. We will print new stock certificates and we will obtain a new CUSIP number for our common stock that reflects the name change and change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company's state of incorporation) to the transfer agent of the Company, Stalt, Inc., and to be issued in exchange therefor, new common stock certificates representing the number of shares of BDS common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the Effective Date, the Company will pay on one occasion only for such issuance. The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). The Company's registrar and transfer agent, STALT, Inc., may be contacted at 671 Oak Grove Avenue, Suite C, Menlo Park, California 94025. Their telephone number is (650) 321-7111.

Securities Act Consequences

The shares of BDS' stock to be issued in exchange for shares of the Company's stock are not being registered under the Securities Act. In that regard, BDS is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into BDS and the issuance of shares of common stock in the Nevada corporation in exchange for the shares of the common stock of the Delaware corporation is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

DISSENTER'S RIGHTS

No dissenters' or appraisal rights are required under Delaware law because under Delaware law, BDS' sole stockholder was not required to approve the Reincorporation. The Plan of Merger adopted BDS' Articles of Incorporation, each outstanding share of the Company's common stock immediately prior to the effective date of the Reincorporation is to be an identical to each share of BDS' outstanding common stock after the effective date, and no additional shares of BDS' common stock are to be issued or delivered under the Agreement of Merger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this report, the stock ownership of (i) each of our executive officers and directors, (i) of all our executive officers and directors as a group, and (iii) of each person known by us to be a beneficial owner of 5% or more of our common stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

NAME AND ADDRESS		PERCENTAGE OF
OF BENEFICIAL OWNER (1)	NUMBER OF SHARES (2)	COMMON STOCK (3)
Shu Keung Chui 15/F, 200 Taicang Road Shanghai, China	12,730,934	79.02%
Sam Yuen Yee Lau 15/F, 200 Taicang Road Shanghai, China	477,912	2.97%
Jinfu Xue 15/F, 200 Taicang Road Shanghai, China	0	0%
All directors and executive officers as a group	13,208,846	81.99%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group.

(2)

Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable. All shares have been restated to reflect the 5-to-1 reverse split.

(3)	Based on 16,110,147 shares of our common stock outstanding.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

Securities Authorized for Issuances under Equity Compensation Plans

Number of securities
	Number of		remaining available for
	securities to be		future issuance under
	issued upon exercise	Weighted-average	equity compensation
	of outstanding	exercise price of	plans (excluding
	options, warrants	outstanding options,	securities
	and rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	4,000,000(1)	-	4,000,000(1)
Equity compensation plans not approved by security holders	-	-	-
Total	4,000,000	-	4,000,000

___________
(1) On August 14, 2009, our Board of Directors authorized the establishment of the Business Development Solutions, Inc. 2009 Equity Incentive Plan, or Plan, whereby we are authorized to issue shares of our common stock to certain employees, consultants and directors. At that time we reserved 4,000,000 shares of our common stock for issuance under the Plan. No award has been granted under the Plan.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We were incorporated under the laws of the State of Colorado on January 28, 1987, under the name Atlas-Republic Corporation. Prior to 1997, the Company through its subsidiary, Geda Laboratories (Canada) Limited, or Geda, had acquired the exclusive marketing and distribution rights in Canada to certain proprietary products, including a topical (skin) barrier lotion and an antiseptic spermicide. Geda has been inactive since 1997, and in April 2002 was dissolved. On April 18, 2002, we effected our re-incorporation as a Delaware corporation by merging with our wholly-owned subsidiary, AMCO Transport Holdings, Inc., a Delaware corporation, with AMCO continuing as the surviving corporation of the merger. In connection with the merger, our name was changed to AMCO Transport Holdings, Inc. Upon consummation of the merger, each share of common stock of Atlas-Republic Corporation (the predecessor corporation) was automatically exchanged for one share of common stock of AMCO Transport Holdings, Inc. (the then-surviving corporation) and the stockholders of Atlas automatically became stockholders of AMCO, in accordance with the terms of an Agreement and Plan of Re-incorporation and Merger between the two companies, dated April 23, 2002.

On November 19, 2004, Mr. Shu Keung Chui acquired, in a private transaction, 1,380,000 shares of our common stock directly from Bestway Coach Express, Inc., or Bestway, our then controlling stockholder, pursuant to a stock purchase agreement among Mr. Chui, Bestway and us. The 1,380,000 shares represented approximately 72.25% of our issued and outstanding common stock at the time of such transaction. Mr. Chui served as our Director, President, Chief Executive Officer and Chief Financial Officer until March 30, 2009. On March 30, 2009, Mr. Chui resigned as our Chief Financial Officer and continues to serve as a Director, President and Chief Executive Officer.

On January 10, 2006, by a joint written consent of our Board of Directors and our controlling stockholder, Mr. Chui, our Board of Directors and Mr. Chui approved an amendment of our Certificate of Incorporation (i) to change our corporate name to "Business Development Solutions, Inc." and (ii) to effect a one-for-five reverse split of the outstanding shares of our common stock. This amendment to our Certificate of Incorporation was filed with the Secretary of State of Delaware on February 27, 2006 and became effective on such date.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A	Business Development Solutions, Inc. 2009 Equity Incentive Plan
Appendix B	Form of Agreement and Plan of Merger
Appendix C	Articles of Incorporation of Business Development Solutions, Inc., a Nevada corporation, which will become the Articles of Incorporation of the Company following the Reincorporation
Appendix D	Bylaws of Business Development Solutions, Inc., a Nevada corporation, which will become the Bylaws of the Company following the Reincorporation
Appendix E	Articles of Incorporation of Business Development Solutions, Inc., which are currently in effect until the Reincorporation
Appendix F	Bylaws of Business Development Solutions, Inc., which are currently in effect until the Reincorporation

* * *

APPENDIX A

BUSINESS DEVELOPMENT SOLUTIONS, INC.

2009 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan. Business Development Solutions, Inc., a Delaware corporation (the "Company") hereby establishes the BUSINESS DEVELOPMENT SOLUTIONS, INC. 2009 EQUITY INCENTIVE PLAN (the "Plan"). The purposes of this Plan are to promote the long- term growth and profitability of the Company and its Affiliates by stimulating the efforts of Employees, Directors and Consultants of the Company and its Affiliates who are selected to be participants, aligning the long-term interests of participants with those of stockholders, heightening the desire of participants to continue in working toward and contributing to the success of the Company, attracting and retaining the best available personnel for positions of substantial responsibility, and generally providing additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Common Stock. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and Stock Grants as the Administrator may determine.

2.	Definitions. The following definitions will apply to the terms in the Plan:

"Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

"Affiliate" means any corporation, partnership, limited liability company, limited liability partnership, business trust, or other entity or person controlling, controlled by or under common control of the Company, as determined by the Administrator in its sole discretion. For purposes of this defined term, "control" means having the power to direct or appoint the management of a company and "controlled" or "controlling" shall have correlative meanings. The term "Affiliate" shall include any business venture in which the Company has a direct or indirect significant interest, as determined by the Administrator in its sole discretion.

"Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

"Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Stock Grants, Performance Units or Performance Shares.

"Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company.

"Change in Control" means the occurrence of any of the following events:

(i)

Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection, the following shall not constitute a Change in Control: (1) any acquisition of securities directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; or (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or

(ii)

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (except where such election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

(iii)

The consummation of the sale, transfer or other disposition by the Company of all or substantially all of the Company's assets, except with respect to a sale, transfer or other disposition of assets to a Parent, Subsidiary, or Affiliate;

(iv)

The consummation of a merger or consolidation of the Company with or into any other person, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who directly or indirectly held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company's incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

"Code" means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

"Committee" means a committee or subcommittee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

"Common Stock" means the common stock of the Company.

"Company" means Business Development Solutions, Inc., a Delaware corporation, or any successor thereto. For purposes of the Plan, the term "Company" shall include any present or future Parent and Subsidiary.

"Consultant" means any person, including an advisor, engaged by the Company or any Affiliate of the Company to render services to such entity.

"Covered Employee" means an employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

"Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Administrator, to receive amounts due or exercise rights of the Participant in the event of the Participant's death or, in the absence of an effective designation by a Participant, the Participant's estate.

"Director" means a member of the Board or any board of directors (or similar governing authority) of any Affiliate, including a non-employee Director.

"Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination or, if no closing price is reported on that date, the closing price on the next preceding date for which a closing price is reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii)

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board ("OTCBB") quotation service administered by the Financial Industry Regulatory Authority ("FINRA"), the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)

In the absence of an established stock exchange or a national market system for, or regular quotation by a recognized securities dealer of, the Common Stock, OR IF THE ADMINISTRATOR DETERMINES IN ITS SOLE DISCRETION THAT THE SHARES ARE TOO THINLY TRADED FOR FAIR MARKET VALUE TO BE DETERMINED PURSUANT TO CLAUSES (i) OR (ii) ABOVE, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code Section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code Section 409A.

"Grant Date" means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator's determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

"Incentive Stock Option" or "ISO" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

"Nonstatutory Stock Option" or "NSO" means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means a stock option granted pursuant to the Plan.

"Optionee" means the holder of an outstanding Option.

"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

"Participant" means the holder of an outstanding Award.

"Performance Period" means, in respect of a Performance Share or Performance Unit or Qualified Performance-Based Awards, the time period during which the performance objectives or other vesting provisions must be met.

"Performance Share" means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

"Performance Unit" means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

"Period of Restriction" means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to forfeiture.

"Plan" means this 2009 Equity Incentive Plan.

"Qualified Performance-Based Award" means an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

"Restricted Stock" means Shares awarded to a Participant subject to forfeiture in accordance with Section 7.

"Restricted Stock Unit" means the right to receive one Share at or after the end of the Period of Restriction, which right is subject to forfeiture in accordance with Section 8 of the Plan.

"Securities Act" means the Securities Act of 1933, as amended.

"Service Provider" means an Employee, Director or Consultant.

"Share" means a share of the Common Stock, as adjusted in accordance with Section 13.

"Stock Appreciation Right" or "SAR" means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

"Stock Grant" means the grant of Shares not subject to risk of forfeiture or restrictions on transferability.

"Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

"Ten Percent Owner" means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Section 424(d)) of the Code possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiaries.

3.	Stock Subject to the Plan.

a.

Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is four million (4,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

b.

Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased, forfeited or unissued Shares (as the case may be) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares that are exchanged by a Participant or withheld by the Company to pay the full or partial exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. To the extent required by Section 162(m) of the Code, Shares subject to Awards that are cancelled shall not be available for future grant or sale under the Plan.

	c.	Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.	Administration of the Plan.

a.

Procedure. The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding: (i) "nonemployee directors" within the meaning of Rule 16b-3 under the Exchange Act; (ii) "independent directors" as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan, if the Company grants any Qualified Performance-Based Award. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.

Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

		i.	to determine the Fair Market Value;

		ii.	to select the Service Providers to whom Awards may be granted hereunder;

		iii.	to determine the type of Award and number of Shares to be covered by each Award granted hereunder;

		iv.	to approve forms of agreement for use under the Plan;

v.

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.	to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

vii.	to prescribe, amend and rescind rules and regulations relating to the Plan;

viii.

to modify or amend each Award to the extent any modification or amendment is consistent with the terms of the Plan, and does not materially impair the rights of any Participant unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company;

ix.	to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

x.	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi.	to delay issuance of Shares or suspend Participant's right to exercise an Award as deemed necessary to comply with Applicable Laws;

xii

to the extent permitted by Applicable Laws, to delegate, as it may deem appropriate, to one or more executive officers of the Company the authority to grant Awards to Service Providers who are not Officers and Directors, and exercise such other powers under the Plan as the Administrator may determine, in accordance with such guidelines as the Administrator shall set forth at any time or from time to time; and

xiii.	to make all other determinations deemed necessary or advisable for administering the Plan.

c.

Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.	Authorization of Grants

a.

Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers either alone or in combination with any other Awards. ISOs may be granted as specified in Section 15(a) to employees of the Company, and of any Parent or Subsidiary.

b.

General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Sections), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Administrator may prescribe. Any additional terms of an Award shall be set forth in an agreement evidencing the Award by and between the Company and the Participant.

c.

Vesting Conditions. The Administrator may impose vesting schedules, limitations on transferability and forfeiture conditions on any Award granted under this Plan as the Administrator in its sole discretion may deem advisable or appropriate, on the basis of such conditions, including but not limited to, achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued status as a Service Provider), or any other basis the Administrator may determine in its discretion and provide for in the applicable Award Agreement. The Administrator, in its discretion, may accelerate the time at which any such restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

d.

Effect of Termination of Employment, Etc. Except as otherwise provided in Section 13, unless the Administrator in its sole discretion shall at any time determine otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant's employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

6.	Stock Options.

a.

Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.

Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, vesting criteria and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

	c.	Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date.

d.

Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, no Option shall be exercisable on or after the tenth anniversary of the Grant Date.

e.	Time and Form of Payment.

i.

Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or "vested" and, subject to the termination provisions of the Option, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.

Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator shall specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or a Designated Beneficiary. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

	iii.	Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

		(1)	cash;

		(2)	check;

		(3)	to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

		(4)	other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)

to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)

by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate exercise price of the Shares being acquired;

			(7)	any combination of the foregoing methods of payment; or

			(8)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.

Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.	Restricted Stock; Stock Grants.

a.

Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, vesting criteria, transferability restrictions, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company (or its designee) as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. Any stock certificates issued in respect of an Award of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Administrator, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).

	c.	Terms and Conditions.

i.

Vesting Conditions. During the Period of Restriction, Shares of Restricted Stock shall be subject to vesting or forfeiture (including a right in the Company to reacquire Shares of Restricted Stock at less than the then Fair Market Value per Share) arising on the basis of such conditions as the Administrator may determine in its sole discretion. Any such risk of forfeiture may be waived or terminated, or the Period of Restriction shortened, at any time by the Administrator on such basis as it deems appropriate.

ii.

Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii.

Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

iv.

Transferability. Except as provided in the Plan, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.

Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Shares of Restricted Stock not previously forfeited will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

f.

Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Administrator deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

8.	Restricted Stock Units.

a.

Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, vesting criteria and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Vesting Conditions. During the Period of Restriction, Shares of Restricted Stock shall be subject to vesting or forfeiture arising on the basis of such conditions as the Administrator may determine in its sole discretion. Any such risk of forfeiture may be waived or terminated, or the Period of Restriction shortened, at any time by the Administrator on such basis as it deems appropriate.

d.

Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash (equal to the aggregate Fair Market Value of the Shares underlying the vested Restricted Stock Units), Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

9.	Stock Appreciation Rights.

a.

Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.

Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, vesting criteria and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date. No SAR shall be exercisable on or after the tenth anniversary of the Grant Date.

d.

Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

10.	Performance Units and Performance Shares.

a.

Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b.

Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.

Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.

Vesting Conditions and Performance Period. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Participant. The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period." After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

e.

Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired. An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.

Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.

Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any approved leave of absence or (ii) transfers between locations of the Company or between the Company and any Affiliate.

12.

Transferability of Awards. Unless otherwise provided in this Plan or otherwise determined by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. However, the Administrator may, at or after the grant of an Award other than an ISO, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Administrator, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in- law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and kind of Shares that may be delivered under the Plan, the Share-based limitations under Section 15b, and/or the number, kind, and price of Shares covered by each outstanding Award.

b.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.

Change in Control. In the event of a Change in Control, any or all outstanding Awards may be assumed by the successor corporation on an equitable basis, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards) on an equitable basis. The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, (A) an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed upon a Change in Control if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post- Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption and (B) in the event of an involuntary termination of services of a Service Provider for any reason other than death, disability or cause within six (6) months following the consummation of a Change in Control, any of his or her Awards assumed or substituted in the Change in Control which are subject to vesting conditions and/or a right of repurchase in favor of the Company or a successor entity, shall accelerate in full. All such Accelerated Awards shall be exercisable for a period of one (1) year following termination, but in no event after expiration date of such Award.

14.	Tax Withholding.

a.

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold or cause to be deducted or withheld, or require a Participant to remit to the Company or its Affiliates, an amount sufficient to satisfy national, federal, state, provincial, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.

Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.	Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

	a.	Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.

Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of four million (4,000,000) Shares may be issued as ISOs under the Plan.

		ii.	General Rule. Only employees of the Company or any Parent or Subsidiary shall be eligible for the grant of ISOs.

iii.

Continuous Employment. Unless otherwise provided under the Code, the ISO will cease to be treated as an ISO unless the Optionee remains in the continuous employ of the Company or its Parent or Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised (or such longer periods as may be permitted in the event termination is due to death or Disability). A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.	Award Agreement.

(1)

The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

	(2)	The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)

The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

	(4)	The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.

Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi.	"Disability," for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.

Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee's income, the Company's deduction, and the Company's obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.

Performance-based Compensation. If the Company grants an Award as "performance- based compensation" for which it claims deductions that are subject to the Code Section 162(m) limitation on its U.S. tax returns, then the following terms shall control over any contrary provision contained in the Plan and be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code:

i.

Outside Directors. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Administrator or, if not all of the members thereof qualify as "outside directors" within the meaning of applicable regulations under Section 162 of the Code, a subcommittee of the Administrator consisting of such of the members of the Administrator as do so qualify. Any action by such a subcommittee shall be considered the action of the Administrator for purposes of the Plan.

ii.

Applicability. This Section 15b will apply only to those Covered Employees, or to those persons who the Administrator determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Administrator to receive Qualified Performance-Based Awards. The Administrator may, in its discretion, grant Awards not intended to qualify as Qualified Performance-Based Awards to Covered Employees that do not satisfy the requirements of this Section 15b.

iii.

Maximum Amount. Subject to the provisions of Section 13, the maximum number of Shares that can be subject to Awards granted to any individual Participant in the aggregate in any one fiscal year of the Company is three million (3,000,000) Shares. For purposes of this limitation:

		(1)	For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of three million (3,000,000) Shares on the Grant Date; and

		(2)	The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of three million (3,000,000) Shares on the Grant Date.
iv.

Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the Performance Period or at later time as permitted by Section 162(m) of the Code and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the performance goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1)	Increased revenue;

(2)	Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)	Stock price measures (including but not limited to growth measures and total stockholder return);

(4)	Market share;

(5)	Earnings per Share (actual or targeted growth);

(6)	Earnings before interest, taxes, depreciation, and amortization ("EBITDA");

(7)	Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)

Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity);

(9)	Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)	Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)	Margins;

(12)	Stockholder value;

(13)	Total stockholder return;

(14)	Proceeds from dispositions;

(15)	Total market value; and

(16)	Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.

Stock Options and SARs Exempt from Section 409A of the Code. If the Administrator grants Options or SARs to Service Providers subject to U.S. taxation, the Company must qualify as an eligible issuer of service recipient stock within the meaning of Section 409A of the Code with respect to such Service Provider (unless the Option or SAR otherwise complies with Section 409A of the Code), and the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Section 409A of the Code.

16.

Grants to Foreign Nationals. Awards may be granted to Service Providers who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to grants to Services Providers in the United States as in the judgment of the Administrator may be necessary or desirable in order to recognize differences in local law or tax policy, and such Awards shall be considered granted pursuant to a non-U.S. sub-plan. The Administrator also may impose conditions on the exercise or vesting of Awards in order to minimize the company's obligation with respect to tax equalization for employees on assignments outside their home country.

17.

No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Affiliate of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Affiliates' right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18.

Effective Date. The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's stockholders at any time within twelve (12) months of such adoption. Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

19.

Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

20.	Amendment and Termination of the Plan.

	a.	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

	b.	Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.

Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.	Conditions Upon Issuance of Shares.

a.

Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply with Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.

Corporate Restrictions on Rights in Shares. Any Shares to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. In addition, either at the time an Award is granted or by subsequent action, the Administrator may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales or other subsequent transfers by a Participant, or a holder of Shares acquired pursuant to the Plan, of any Share issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant(s), and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

c.

Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other Applicable Law any Shares issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such Shares for exemption from the Securities Act or other Applicable Law, then the Company may, but shall not be required to, take such action at its own expense. The Company may require from each Participant, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require any such person to agree to lock-up terms as the Company may deem advisable or appropriate.

d.

Investment Representations. As a condition to the exercise of an Award, the Shares to be issued pursuant to such Award shall have been effectively registered under the Securities Act, or the Participant exercising such Award shall have made such written representations and warranties to the Company (upon which the Company believes it may reasonably rely) as the Administrator may deem necessary or appropriate for the purposes of confirming that the issuance of the Shares pursuant to such Award will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all Applicable Laws, including but not limited to that the Participant is acquiring the Shares only for investment and without any present intention to sell or distribute such Shares.

e.

Placement of Legends; Stop Orders; etc. Each Share to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 20d in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Shares is then listed, and any Applicable Law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

22.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23.

Repricing Prohibited; Exchange And Buyout of Awards. The repricing or termination and subsequent repricing of Options or SARs at a lower purchase price per Share than the original grant is prohibited without prior stockholder approval. The Administrator may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time repurchase Options with payment in cash, Shares or other consideration, based on such terms and conditions as the Administrator and the Participant shall agree.

24.

Substitution and Assumption of Awards. The Administrator may make Awards under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Affiliate) and such other entity (and/or its affiliate). The Administrator may also make Awards under the Plan by assumption, substitution or replacement of a similar type of award granted by the Company prior to the adoption and approval of the Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Administrator, in its discretion, determines is appropriate.

25.	Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

Adopted by the Board of Directors on August 14, 2009

APPENDIX B

Form of Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of August 13, 2010, is entered into between Business Development Solutions, Inc., a Delaware corporation (the "Company") and Business Development Solutions, Inc., a Nevada corporation and a wholly owned subsidiary of the Company ("BDS"). The Company and BDS are sometimes together referred to herein as the "Constituent Entities."

RECITALS

WHEREAS, BDS was formed in the State of Nevada on August 12, 2010 as a wholly-owned subsidiary of the Company; and

WHEREAS, the board of directors of each of the Company and BDS deems it advisable and in the best interests of the Company and BDS, respectively, upon the terms and subject to the conditions herein stated, that the Company be merged with and into BDS and that BDS be the surviving corporation (the "Merger").

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree in accordance with the applicable provisions of the laws of the States of Delaware and Nevada which permit such merger, as follows:

ARTICLE I
MERGER; EFFECTIVE TIME

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined below), the Company shall be merged with and into BDS, whereupon the separate existence of the Company shall cease.

1.2 Effective Time. The Merger shall become effective as of the latest time and date when (i) the filing of a certificate of ownership and merger with the Secretary of State of the State of Delaware and (ii) the filing of articles of merger with the Secretary of State of the State of Nevada (the "Effective Time").

ARTICLE II
SURVIVING CORPORATION

2.1 Surviving Corporation. The name of the Surviving Corporation shall be "Business Development Solutions, Inc." (sometimes hereinafter referred to as the "Surviving Corporation").

ARTICLE III
TERMS AND CONDITIONS OF THE MERGER

3.1 Articles of Incorporation. The Articles of Incorporation of BDS in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of Nevada Revised Statutes, as amended (the "Nevada Statutes").

3.2 Bylaws. The Bylaws of BDS in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of the Nevada Statutes.

3.3 Directors. The directors of BDS at the Effective Time shall, from and after the Effective Time, continue to be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.4 Officers. The officers of BDS at the Effective Time shall, from and after the Effective Time, continue to be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.5 Submission to Stockholder Vote. This Agreement shall be submitted to a vote of the stockholders of the Constituent Entities, respectively, as provided by applicable law, and shall take effect, and be deemed to be the Plan of Merger of the Constituent Entities, upon the approval or adoption thereof by such stockholders in accordance with the requirements of the laws of the States of Delaware and Nevada, respectively.

3.6 Filing of Articles of Merger in the State of Nevada. As soon as practicable after the requisite stockholder approvals referenced in Section 3.5 hereof, each of the Constituent Entities shall execute and deliver articles of merger for filing and recording with the Secretary of State of the State of Nevada in accordance with the Nevada Statutes.

3.7 Filing of Certificate of Merger in the State of Delaware. As soon as practicable after the requisite stockholder approvals referenced in Section 3.5 hereof, the Company shall execute and deliver a certificate of ownership and merger for filing and recording with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware.

ARTICLE IV
EFFECT OF MERGER

4.1 Effect of Merger on Constituent Entities. At the Effective Time, the Constituent Entities shall become a single corporation, which shall be BDS, and the separate existence of the Company shall cease except to the extent provided by the laws of the States of Delaware and Nevada. BDS shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Entities; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of, or belonging to, or due to each of the Constituent Entities, shall be taken and deemed to be vested in BDS, without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger. BDS shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Entities and any existing claim, action or proceeding pending by or against either of the Constituent Entities may be prosecuted to judgment as if the Merger had not occurred, or the Surviving Entity may be substituted in such claim, action or proceeding, and neither the rights of creditors nor any liens upon the property of either of the Constituent Entities shall be impaired by the Merger.

4.2 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any further action on the part of the Constituent Entities or their stockholders:

(a) each share of the common stock of the Company issued and outstanding immediately prior thereto shall be converted into one fully paid and nonassessable share of the common stock of BDS with the same rights, powers and privileges as the shares of the common stock of the Company so converted, and all shares of such common stock shall be cancelled and retired and shall cease to exist;

(b) all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the common stock of the Company (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a "Company Stock Option") shall be assumed by BDS and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of the common stock of BDS as the holder of such Company Stock Option would have been entitled to receive had such holder exercised or converted such Company Stock Option in full immediately prior to the Effective Time (not taking into account whether such Company Stock Option was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions; and BDS shall take all steps to ensure that a sufficient number of shares of its common stock is reserved for the exercise of such Company Stock Options; and

(c) each share of the common stock of BDS owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.3 Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of the common stock of the Company and options, warrants or other securities of the Company, shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective shares of the common stock of BDS and options, warrants or other securities of BDS, as the case may be, into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of BDS or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to BDS or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of the common stock of the Company and options, warrants or other securities of BDS, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
MISCELLANEOUS AND GENERAL

5.1 Further Assurances. From time to time, as and when required by BDS or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action as shall be appropriate or advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in BDS, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement. The officers and directors of BDS are fully authorized in the name of and on behalf of the Company, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

5.2 Termination. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or BDS, or any of their respective stockholders, directors or officers.

5.3 Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the Board of Directors of the Constituent Entities may amend, modify or supplement this Agreement, notwithstanding approval of this Agreement by the stockholders; provided, however, that an amendment made subsequent to the approval of this Agreement by the stockholders shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the Articles of Incorporation of BDS to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

5.4 Tax-Free Reorganization. The Merger is intended to be a tax-free plan or reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

5.5 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

5.6 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

5.7 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

5.8 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

5.9 Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

5.10 Counterparts. In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

BUSINESS DEVELOPMENT SOLUTIONS, INC.
a Delaware corporation

By: ___________________________________
Name: Shu Keung Chui,
Title: Chief Executive Officer

BUSINESS DEVELOPMENT SOLUTIONS, INC.
a Nevada corporation

By: ___________________________________
Name: Shu Keung Chui
Title: Chief Executive Officer

APPENDIX C

Articles of Incorporation of Business Development Solutions, Inc., a Nevada corporation

ARTICLES OF INCORPORATION

OF

BUSINESS DEVELOPMENT SOLUTIONS, INC.

THE UNDERSIGNED, for the purpose of forming a corporation for the transaction of business and the promotion and conduct of objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, does make, record and file these Articles of Incorporation, in writing, and does hereby certify:

ARTICLE I
NAME

The name of the corporation is BUSINESS DEVELOPMENT SOLUTIONS, INC. (hereinafter, the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE III
AUTHORIZATION TO ISSUE CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is 500,000,000 shares of Common Stock having a par value of $0.00001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.00001 per share.

All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation. Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes. Full-paid stock of the Corporation shall not be liable to any further call or assessment.

ARTICLE IV
GOVERNING BOARD

The members of the governing board of the Corporation shall be known as the board of directors. The number of directors comprising the board of directors shall be set forth in the bylaws of the Corporation. The initial board of directors shall consist of 1 member, Shu Keung Chui, whose address is c/o Suzhou EZTripMart Business Services Co., Ltd., 15/F, 200 Taicang Rd., Shanghai, People's Republic of China, 200020.

ARTICLE V
INCORPORATOR

The name and address of the Incorporator signing these Articles of Incorporation, who is over the age of eighteen (18) years, is Dawn Bernd-Schulz, Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street, N.W., Washington, DC 20037.

ARTICLE VI
RESIDENT AGENT

The name and address of the Corporation's Resident Agent in the State of Nevada is CSC Services of Nevada, Inc., 502 East John Street, Carson City, NV 89706.

ARTICLE VII
INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

ARTICLE VIII
LIABILITY OF DIRECTORS AND OFFICERS

No director or officer shall be personally liable to the Corporation or any of its stockholders for damages for any breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article VIII by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.

2

ARTICLE IX
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by an successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE X
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 12th day of August, 2010.

_________________________________
Dawn Bernd-Schulz,
Sole Incorporator

3

APPENDIX D

Bylaws of Business Development Solutions, Inc., a Nevada corporation

BYLAWS
OF
BUSINESS DEVELOPMENT SOLUTIONS, INC.
(the "Corporation")

Adopted on August 13, 2010
_______________________________________________________

ARTICLE I
OFFICES

Section 1.1. Registered Office. The registered office and registered agent of the Corporation shall be as from time to time set forth in the Corporation's Articles of Incorporation.

Section 1.2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

Section 2.1. Place of Meetings. All meetings of the stockholders for the election of Directors shall be held at such place, within or without the State of Nevada, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.2. Annual Meeting. An annual meeting of the stockholders shall be held at such time as may be determined by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2.3. List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, shall be prepared by the officer or agent having charge of the stock transfer books. Such list shall be kept on file at the registered office of the Corporation for a period of ten days prior to such meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any stockholder who may be present.

Section 2.4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, by the Articles of Incorporation or by these Bylaws, may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors, or shall be called by the President or Secretary at the request in writing of the holders of not less than thirty percent of all the shares issued, outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

Section 2.5. Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the stockholder at his address as it appears on the stock transfer books and records of the Corporation or its transfer agent, with postage thereon prepaid.

Section 2.6. Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.7. Voting. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy at such meeting shall decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Articles of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.8. Method of Voting. Each outstanding share of the Corporation's capital stock shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are otherwise provided by applicable law or the Articles of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact and bearing a date not more than 6 months prior to such meeting, unless such instrument provides for a longer period, not exceeding 7 years. Each proxy shall be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for directors shall be in accordance with Article III of these Bylaws. Voting on any question or in any election may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot.

Section 2.9. Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten nor more than sixty days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the date upon which the notice of the meeting is mailed shall be the record date.

Section 2.10. Action By Consent. Any action required or permitted by law, the Articles of Incorporation, or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Such signed consent shall be delivered to the Secretary for inclusion in the Minute Book of the Corporation.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1. Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, a stockholders' agreement or these Bylaws directed or required to be exercised or done by the stockholders.

Section 3.2. Qualification; Election; Term. None of the directors need be a stockholder of the Corporation or a resident of the State of Nevada. The directors shall be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each director elected shall hold office until his successor shall be elected and qualified.

Section 3.3. Number. The number of directors which shall constitute the Board of Directors shall be not less than one. The first Board of Directors shall consist of the number of directors set forth in the Articles of Incorporation. Thereafter, the number of directors of the Corporation shall be fixed as the Board of Directors may from time to time designate. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

Section 3.4. Removal. Any director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Section 3.5. Vacancies. Newly created directorships resulting from any increase in the authorized number of directors and any vacancy occurring in the Board of Directors by death, resignation, removal or otherwise may be filled by an affirmative vote of at least a majority of the remaining directors, though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office or until his successor is elected and qualified.

Section 3.6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Nevada as may be fixed from time to time by the Board of Directors.

Section 3.7. Annual Meeting. The first meeting of each newly elected Board of Directors shall be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent or unless the directors then elected and serving shall change such time or place.

Section 3.8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Directors.

Section 3.9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President on oral or written notice to each director, given either personally, or by telephone, telegram, mail, facsimile or electronic mail at least twenty-four hours prior to the time of the meeting. Special meetings shall be called by the Chairman of the Board, the Chief Executive Officer, the President or the Secretary in like manner and on like notice on the written request of 2 directors. Except as may be otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need to be specified in a notice or waiver of notice.

Section 3.10. Quorum. At all meetings of the Board of Directors the presence of a majority of the number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.11. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the fact as to his relationship or interest and as to the contract or transaction is known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the fact as to his relationship or interest and as to the contract or transaction is known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 3.12. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate committees, each committee to consist of two or more directors of the Corporation, which committees shall have such power and authority and shall perform such functions as may be provided in such resolution. Such committee or committees shall have such name or names as may be designated by the Board and shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

Section 3.13. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such other committee, as the case may be.

Section 3.14. Compensation of Directors. Directors shall receive such compensation for their services, and reimbursement for their expenses as the Board of Directors, by resolution, shall establish; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE IV
OFFICERS AND AGENTS

Section 4.1. In General. The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Treasurer, and a Secretary. The Board of Directors may also elect a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, and one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

Section 4.2. Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the officers, none of whom need be a member of the Board of Directors.

Section 4.3. Other Officers and Agents. The Board of Directors may also elect and appoint such other officers and agents as it shall deem necessary, who shall be elected and appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 4.4. Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

Section 4.5. Term of Office and Removal. Each officer of the Corporation shall hold office until his death, or his resignation or removal from office, or the election and qualification of his successor, whichever shall first occur. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

Section 4.6. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

Section 4.7. Chairman of the Board. The Chairman of the Board, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him or her by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors.

Section 4.8. Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board.

Section 4.9. President. The President shall be subject to the direction of the Board of Directors and the Chief Executive Officer, and shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. The President shall see that the officers carry all other orders and resolutions of the Board of Directors into effect. The President shall execute all authorized conveyances, contracts, or other obligations in the name of the Corporation except where required by law to be otherwise signed and executed and except where the signing and execution shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation or reserved to the Board of Directors or any committee thereof. The President shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board and the Chief Executive Officer. The President shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.10. Chief Operating Officer. The Chief Operating Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the operation of the Corporation.

Section 4.11. Chief Financial Officer. The Chief Financial Officer shall be subject to the direction of the Chief Executive Officer, the President and the Board of Directors and shall have day-to-day managerial responsibility for the finances of the Corporation.

Section 4.12. Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors or any committee thereof may from time to time prescribe, or as the President may from time to time delegate to him. In the absence or disability of the President, any Vice President may perform the duties and exercise the powers of the President.

Section 4.13. Secretary. The Secretary shall attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary shall perform like duties for the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation. He shall be under the supervision of the President. He shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the President may from time to time delegate.

Section 4.14. Assistant Secretaries. Each Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

Section 4.15. Treasurer. The Treasurer shall have the custody of all corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements of the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, shall render to the Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board of Directors may prescribe or the President may from time to time delegate.

Section 4.16. Assistant Treasurers. Each Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

Section 4.17. Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

ARTICLE V
CERTIFICATES OF SHARES

Section 5.1. Form of Certificates. The Corporation may, but is not required to, deliver to each stockholder a certificate or certificates, in such form as may be determined by the Board of Directors, representing shares to which the stockholder is entitled. Such certificates shall be consecutively numbered and shall be registered on the books and records the Corporation or its transfer agent as they are issued. Each certificate shall state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value.

Section 5.2. Shares without Certificates. The Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series. The issuance of uncertificated shares has no effect on existing certificates for shares until surrendered to the Corporation, or on the respective rights and obligations of the stockholders. Unless otherwise provided by the Nevada Revised Statutes, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the stockholder a written statement containing the information required on the certificates pursuant to Section 5.1. At least annually thereafter, the Corporation shall provide to its stockholders of record, a written statement confirming the information contained in the informational statement previously sent pursuant to this Section.

Section 5.3. Lost Certificates. The Board of Directors may direct that a new certificate be issued, or that uncertificated shares be issued, in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or a new certificate or uncertificated shares.

Section 5.4. Transfer of Shares. Shares of stock shall be transferable only on the books of the Corporation or its transfer agent by the holder thereof in person or by his duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5.5. Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI
GENERAL PROVISIONS

Section 6.1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Nevada Revised Statutes and the Articles of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

Section 6.2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation.

Section 6.3. Checks and Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 6.4. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 6.5. Form of Notice. Whenever required by law, the Articles of Incorporation or these Bylaws, notice is to be given to any director or stockholder, and no provision is made as to how such notice shall be given, such notice may be given: (a) in writing, by mail, postage prepaid, addressed to such director or stockholder at such address as appears on the books and records of the Corporation or its transfer agent; or (b) in any other method permitted by law. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail.

Section 6.6. Waiver. Whenever any notice is required to be given to any stockholder or director of the Corporation as required by law, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice. Attendance of a stockholder or director at a meeting shall constitute a waiver of notice of such meeting, except where such stockholder or director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 6.7. Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 6.8. Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation shall take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 6.9. Indemnification. The Corporation shall indemnify its directors to the fullest extent permitted by the Nevada Revised Statutes and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

Section 6.10. Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in Section 6.9 against any and all liability incurred by such person in any such position or arising out of his status as such.

Section 6.11. Books and Records. The Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

Section 6.12. Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

Section 6.13. Seal. The Corporation may have a seal, and such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

Section 6.14. Off-Shore Offerings. In all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the "Act"), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder.

Section 6.15. Amendment of Bylaws. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

Section 6.16. Invalid Provisions. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, shall be valid and operative.

Section 6.17. Relation to Articles of Incorporation. These Bylaws are subject to, and governed by, the Articles of Incorporation.

***

APPENDIX E

Articles of Incorporation of Business Development Solutions, Inc.

Delaware

PAGE 1

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "BUSINESS DEVELOPMENT SOLUTIONS, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE EIGHTEENTH DAY OF APRIL, A.D. 2002, AT 9 O'CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE FIFTEENTH DAY OF NOVEMBER, A.D. 2002, AT 1 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "AMCO TRANSPORT HOLDINGS, INC." TO "BUSINESS DEVELOPMENT SOLUTIONS, INC.", FILED THE TWENTY-SEVENTH DAY OF FEBRUARY, A.D. 2006, AT 10:45 O'CLOCK A.M.

CERTIFICATE OF RENEWAL, FILED THE THIRTY-FIRST DAY OF AUGUST, A.D. 2007, AT 11:20 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, "BUSINESS DEVELOPMENT SOLUTIONS, INC.".

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

3515764 8100H

AUTHENTICATION: 7078669

090030226

DATE: 01-13-09

You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 04/18/2002
020248265 – 3515764

CERTIFICATE OF INCORPORATION
OF
AMCO TRANSPORT HOLDINGS, INC.

* * * * *

FIRST: The name of the Corporation is AMCO Transport Holdings, Inc.

SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation and the nature and objects of the business to be transacted, promoted, and carried on are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Five Hundred Twenty Million (520,000,000) shares, divided into Five Hundred Million (500,000,000) shares of Common Stock with a par value of $0.00001 per share (hereinafter called "Common Stock") and Twenty Million (20,000,000) shares of Preferred Stock with a par value of $0.00001 per share (hereinafter called "Preferred Stock").

The Board of Directors is authorized, subject to limitations prescribed by law and the provision of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the voting rights, designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(h) Any other relative rights, preferences and limitations of that series.

Such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article. The right to indemnification under this Article shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. Such indemnification and advancement of expenses shall be in addition to any other rights to which those seeking indemnification and advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders, or otherwise.

-2-

The Corporation may, to the fullest extent permitted by applicable law, at any time without further stockholder approval, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.

Any repeal or amendment of this Article by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any right to indemnification or advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or amendment. In addition to the foregoing, the right to indemnification and advancement of expenses shall be to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law and all amendments to such laws as hereafter enacted from time to time.

SIXTH: No director of the corporation shall have any personal liability to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision eliminating such personal liability of a director shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under §174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

SEVENTH: The name and address of the sole incorporator is Louis A. Bevilacqua, Bevilacqua, P.C., 54 Pine Street, 4th Floor, New York, New York 10005..

EIGHTH: All of the powers of this Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this Corporation. In furtherance and not in limitation of that power the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time bylaws of this Corporation, subject to the right of the shareholders entitled to vote with respect thereto to adopt, alter, amend and repeal by-laws made by the Board of Directors.

NINTH: The election of directors need not be by written ballot.

TENTH: No holder of shares of the Corporation of any class or series shall have any preemptive right to subscribe for, purchase, or receive any shares of the Corporation of any class or series now or hereafter authorized, or any options or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold, or offered

-3-

for sale by the Corporation. Cumulative voting by the stockholders of the Corporation at any election of directors of the Corporation is hereby prohibited.

ELEVENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law and all rights conferred on officers, directors, and stockholders herein are granted subject to this reservation.

TWELFTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including, without limitation:

(i) the interests of the Corporation's stockholders, including the possibility that these interests might be best served by the continued independence of the Corporation;

(ii) whether the proposed transaction might violate federal or state laws;

(iii) not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

(iv) the social, legal and economic effects upon employees, suppliers, customers, creditors and others having similar relationships with the Corporation, upon the communities in which the Corporation conducts its business and upon the economy of the state, region and nation.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

[signature page follows]

-4-

IN WITNESS WHEREOF, AMCO Transport Holdings, Inc. has caused this Certificate to be signed by Louis A. Bevilacqua, its Incorporator, this 18th day of April, 2002.

AMCO TRANSPORT HOLDINGS, INC.

By: ______________________
Louis A. Bevilacqua
Incorporator

Address of Incorporator:
Louis A. Bevilacqua
Bevilacqua, P.C.
54 Pine Street
4th Floor
New York, New York 10015

-5-

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:00 PM 11/15/2002
020706656 – 3515764

CERTIFICATE OF MERGER
OF
ATLAS-REPUBLIC CORPORATION
AND
AMCO TRANSPORT HOLDINGS, INC.

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are

(i) ATLAS-REPUBLIC CORPORATION, which is incorporated under the laws of the State of Colorado; and

(ii) AMCO TRANSPORT HOLDINGS, INC., which is incorporated under the laws of the State of Delaware.

2. The attached Agreement and Plan of Reincorporation and Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by ATLAS-REPUBLIC CORPORATION in accordance with the laws of the State of its incorporation and by AMCO TRANSPORT HOLDINGS, INC. in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

3. The name of the surviving corporation in the merger herein certified is AMCO TRANSPORT HOLDINGS, INC., which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

4. The Certificate of Incorporation of AMCO TRANSPORT HOLDINGS, INC., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

5. The executed Agreement and Plan of Reincorporation and Merger is attached hereto and made a part hereof and is also on file at an office of the aforesaid surviving corporation, the address of which is as follows: AMCO TRANSPORT HOLDINGS, INC., 2 Mott Street, 7th Floor, New York, NY 10013.

6. A copy of the aforesaid Agreement and Plan of Reincorporation and Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

7. The authorized capital stock of ATLAS-REPUBLIC CORPORATION consists of 500,000,000 shares of common stock, par value $0.00001 per share and 20,000,000 shares of preferred stock, par value $0.00001 per share.

Dated: November 14, 2002

ATLAS-REPUBLIC CORPORATION

By: ______________________
Name: Wilson Cheng
Title: Chief Executive Officer and President

AMCO TRANSPORT HOLDINGS, INC.

By: ______________________
Name: Wilson Cheng
Title: Chief Executive Officer and President

2

AGREEMENT AND PLAN OF REINCORPORATION AND MERGER

AGREEMENT AND PLAN OF REINCORPORATION AND MERGER, dated April 23, 2002 ("Reincorporation Agreement"), between ATLAS-REPUBLIC CORPORATION, a Colorado corporation ("Atlas"), and AMCO TRANSPORT HOLDINGS, INC., a Delaware corporation ("AMCO"), (collectively, the "Constituent Corporations").

The parties adopt the plan of merger encompassed by this Reincorporation Agreement and agree that Atlas shall merge into AMCO on the following terms and conditions:

1. REINCORPORATION; SURVIVING CORPORATION; AND EFFECTIVE TIME.

1.1 REINCORPORATION. As soon as practicable following the fulfillment (or waiver, to the extent permitted) of conditions specified in this Reincorporation Agreement, Atlas shall be merged with and into AMCO (the "Reincorporation"), and AMCO shall survive the Reincorporation.

1.2 EFFECTIVE TIME. The Reincorporation shall be effective as of the latest of the date and time when (i) Articles of Merger are duly filed with the Secretary of State of the State of Colorado as provided by the Colorado Business Corporation Act; and (ii) Articles of Merger are duly filed with the Secretary of State of the State of Delaware as provided in the Delaware General Corporation Law ("Effective Time").

1.3 SURVIVING CORPORATION. At the Effective Time, AMCO as the surviving corporation ("Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware in the manner and with the effect provided by the Delaware General Corporation Law, and the separate existence of Atlas shall be terminated and shall cease.

2. TREATMENT OF SECURITIES.

2.1 COMMON STOCK OF ATLAS AND AMCO. At the Effective Time, by virtue of the Reincorporation and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of common stock of Atlas issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of the common stock of AMCO; and (ii) each share of common stock of AMCO issued and outstanding immediately prior to the Effective Time shall be cancelled.

2.2 STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that time, represented shares of the common stock of Atlas shall be deemed for all purposes to evidence ownership of and to represent shares of the same class and series of common stock of AMCO and shall be so registered on the books and records of AMCO or its transfer agent. The registered owner of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to AMCO or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon, the shares of AMCO evidenced by such outstanding certificate as above provided. After the Effective Time, whenever certificates that formerly represented shares of Atlas are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing the shares of AMCO into which the shares of Atlas were converted.

3. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

3.1 CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of AMCO then in effect shall be the articles of Incorporation of the Surviving Corporation until further amended or repealed in the manner provided by law.

3.2 BYLAWS. At the Effective Time, the Bylaws of the Surviving Corporation then in effect shall be the bylaws of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law.

3.3 DIRECTORS. The directors of AMCO immediately preceding the Effective Time shall be the directors of the Surviving Corporation on and after the Effective Time and shall serve until the expiration of their terms and until their successors are elected and qualified.

3.4 OFFICERS. The officers of AMCO immediately preceding the Effective Time shall be the officers of the Surviving Corporation on and after the Effective Time and shall serve at the pleasure of its Board of Directors.

4. MISCELLANEOUS.

4.1 AMENDMENT. This Reincorporation Agreement may be amended by the Boards of Directors of the Constituent Corporations at any time prior to the filing of this Reincorporation Agreement with the Colorado Secretary of State or the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Reincorporation Agreement by the shareholders of either Constituent Corporation, unless approved by such shareholders, shall not (i) alter or change the amount or kind of shares to be received upon conversion of the outstanding Common stock of Atlas, or (ii) alter or change any of the terms and conditions of the Reincorporation Agreement if such alteration or change would adversely affect the holders of the outstanding Common stock of Atlas.

4.2 CONDITIONS TO REINCORPORATION. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived to the extent permitted by law in the sole discretion of the Boards of Directors of the Constituent Corporations): (i) the Reincorporation shall have been approved by the shareholders of Atlas in accordance with the Colorado Business Corporation Act; (ii) Atlas, as sole shareholder of Providence Delaware, shall have approved the Reincorporation in accordance with the Delaware General Corporation Law; and (iii) the parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction

2

necessary in order to consummate the Reincorporation, and each of such approvals shall be in full force and effect.

4.3 ABANDONMENT OR DEFERRAL. At any time before the Effective Time, this Reincorporation Agreement may be terminated and the Reincorporation may be abandoned by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Reincorporation Agreement by the shareholders of Atlas, or the consummation of the Reincorporation may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Constituent Corporations, such action would be in the best interests of such corporations. In the event of termination of this Reincorporation Agreement, this Reincorporation Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto.

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:20 AM 08/31/2007
FILED 11:20 AM 08/31/2007
SRV 070976626 - 3515764 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL
AND REVIVAL OF CHARTER

Business Development Solutions, Inc., a corporation organized under the laws of Delaware (the "Corporation"), the Certificate of Incorporation (the "Certificate of Incorporation") of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of the Certificate of Incorporation, and hereby certifies as follows:

2. The registered office of the Corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, City of Wilmington, Zip Code 19808, County of New Castle and the name of its registered agent at such address is Corporation Service Company.

3. The date the Certificate of Incorporation was filed in Delaware was April 18, 2002 and the Corporation was organized under the laws of the State of Delaware.

4. The date when restoration, renewal, and revival of the Certificate of Incorporation of the Corporation is to commence is the 28th day of February A.D. 2006, same being prior to the date of the expiration of the Certificate of Incorporation. This renewal and revival of the Certificate of Incorporation of the Corporation is to be perpetual.

5. The Corporation was duly organized and carried on the business authorized by the Certificate of Incorporation until the 1st day of March A.D. 2006, at which time Certificate of Incorporation became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the Corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the restoration, renewal, and revival of a Certificate of Incorporation, the last and acting authorized officer hereunto set his hand to this certificate this 31st day of August A.D. 2007.

/s/Shu K. Chui
Name: Shu K. Chui
Title: President and CEO

APPENDIX F

Bylaws of Business Development Solutions, Inc.

BYLAWS

OF

AMCO TRANSPORT HOLDINGS, INC.

Adopted on April 18, 2002

ARTICLE I

OFFICES

SECTION 1.01. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

SECTION 1.02. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 2.01. Place of Meeting. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.02. Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.03. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 2.04. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board or by the President of the corporation or by the Board of Directors or by written order of a majority of the directors or shall be called by the President or the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The Chairman of the Board or the President of the corporation or directors so calling, or the stockholders so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

SECTION 2.05. Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting.

SECTION 2.06. Quorum. The holders of a majority of the shares of the corporation's capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these bylaws, the holders of a majority of the shares of the corporation's capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.07. Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares of the corporation's capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and filed with the Secretary of the corporation before, or at the time of, the meeting.

SECTION 2.08. Consent of Stockholders. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or on the written consent of the holders of shares of the corporation's capital stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

SECTION 2.09. Voting of Stock of Certain Holders. Shares of the corporation's capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

SECTION 2.10. Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the corporation's capital stock.

SECTION 2.11. Fixing Record Date. The Board of Directors may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

ARTICLE III

BOARD OF DIRECTORS

SECTION 3.01. Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

SECTION 3.02. Number, Election and Term. The number of directors that shall constitute the whole Board of Directors shall be not less than one. Such number of directors shall from time to time be fixed and determined by the directors and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.03 or in the Certificate of Incorporation, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the corporation.

SECTION 3.03. Vacancies, Additional Directors, and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next applicable election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

SECTION 3.04. Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than this bylaw, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

SECTION 3.05. Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors or by the President of the corporation and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

SECTION 3.06. Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

SECTION 3.07. Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 3.08. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

SECTION 3.09. Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

ARTICLE IV

COMMITTEE OF DIRECTORS

SECTION 4.01. Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of two or more of the directors of the corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution. The committee may authorize the seal of the corporation to be affixed to all papers that may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

SECTION 4.02. Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

SECTION 4.03. Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

ARTICLE V

NOTICE

SECTION 5.01. Methods of Giving Notice. Whenever under the provisions of applicable statutes, the Certificate of Incorporation or these bylaws, notice is required to be given to any director, member of any committee, or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member, or stockholder; provided that in the case of a director or a member of any committee such notice may be given orally or by telephone or facsimile. If mailed, notice to a director, member of a committee, or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the corporation or, in the case of a director or a member of a committee, to such person at his business address.

SECTION 5.02. Written Waiver. Whenever any notice is required to be given under the provisions of an applicable statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI

OFFICERS

SECTION 6.01. Officers. The officers of the corporation shall be a Chairman and a Vice Chairman (if such offices are created by the Board), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, in each case as the Board of Directors shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these bylaws or by any act of the corporation to be executed, acknowledged, verified, or countersigned by two or more officers. The Chairman and Vice Chairman of the Board shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

SECTION 6.02. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and the Vice Chairman.

SECTION 6.03. Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.04. Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6.05. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

SECTION 6.06. Chairman of the Board. The Chairman of the Board (if such office is created by the Board) shall preside at all meetings of the Board of Directors and of the stockholders of the corporation. The Chairman of the Board shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

SECTION 6.07. Vice Chairman. The Vice Chairman (if such office is created by the Board) shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board. The Vice Chairman shall perform such other duties as from time to time may be prescribed by the Board of Directors or the Executive Committee or assigned by the Chairman of the Board.

SECTION 6.08. President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman of the Board or Vice Chairman if he is so designated by the Chairman of the Board, or in the Chairman of the Board's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors, or the Executive Committee from time to time.

SECTION 6.09. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

SECTION 6.10. Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

SECTION 6.11. Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Section 7.03 of these bylaws; (c) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

SECTION 6.12. Assistant Secretary and Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors, or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

ARTICLE VII

CONTRACTS, CHECKS AND DEPOSITS

SECTION 7.01. Contracts. Subject to the provisions of Section 6.01, the Board of Directors may authorize any officer, officers, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 7.02. Checks. All checks, demands, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

SECTION 7.03. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

ARTICLE VIII

CERTIFICATES OF STOCK

SECTION 8.01. Issuance. Each stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of capital stock registered in his name on the books of the corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. If any certificate is countersigned (1) by a transfer agent other than the corporation or any employee of the corporation, or (2) by a registrar other than the corporation or any employee of the corporation, any other signature on the certificate may be a facsimile. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and with such indemnity, if any, to the corporation as the Board of Directors may prescribe. Certificates shall not be issued representing fractional shares of stock.

SECTION 8.02. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require (1) the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require, (2) such owner to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed, or (3) both.

SECTION 8.03. Transfers. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the Transfer Agent.

SECTION 8.04. Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of the corporation's capital stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

ARTICLE IX

DIVIDENDS

SECTION 9.01. Declaration. Dividends with respect to the shares of the corporation's capital stock, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

SECTION 9.02. Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

INDEMNIFICATION

SECTION 10.01. Third Party Actions. The corporation shall indemnify any director or officer of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 10.02. Actions by or in the Right of the Corporation. The corporation shall indemnify any director or officer and may indemnify any other person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

SECTION 10.03. Mandatory Indemnification. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 10.01 and 10.02, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

SECTION 10.04. Determination of Conduct. Any indemnification under Section 10.01 or 10.02 of this Article X (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or 10.02 of this Article X. Such determination shall be made (a) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders.

SECTION 10.05. Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

SECTION 10.06. Indemnity Not Exclusive. The indemnification and advancement of expenses provided or granted hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

SECTION 10.07. Definitions. For purposes of this Article X:

(a) "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

(b) "other enterprises" shall include employee benefit plans;

(c) "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan;

(d) "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and

(e) a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article X.

SECTION 10.08. Continuation of Indemnity. The indemnification and advancement of expenses provided or granted hereunder shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01. Seal. The corporate seal, if one is authorized by the Board of Directors, shall have inscribed thereon the name of the corporation, and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

SECTION 11.02. Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation, or at such other place or places as may be designated from time to time by the Board of Directors.

ARTICLE XII

AMENDMENT

These bylaws may be altered, amended, or repealed by a majority of the number of directors then constituting the Board of Directors at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting.

ARTICLE XIII

OFF-SHORE OFFERINGS

In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933 (the "Act"), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 or an available exemption under the Act.